Exhibit 99.2

WASTE MANAGEMENT INVESTOR DAY May 30, 2019

CAUTIONARY STATEMENT Certain statements provided in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are often identified by the words, “will,” “may,” “should,” “continue,” “anticipate,” “believe,” “expect,” “plan,” “forecast,” “project,” “estimate,” “intend” and words of similar nature, and such statements generally contain projections about accounting and finances; strategy, plans and objectives for the future and outcomes from such strategic plans and objectives; projections, estimates, or assumptions relating to our performance; results of investments in new technologies; implementation of innovation and efficiency projects; predictions or assumptions about future trends or conditions in our industry; or our opinions, views or beliefs about the effects of current or future events, circumstances or performance. Such forward-looking statements also include statements about Advanced Disposal, Inc. (“ADS”) and the proposed acquisition, including but not limited to all statements about the timing and approvals of the proposed acquisition; ability to consummate and finance the acquisition; integration of the acquisition; future operations; future capital allocation; future business and financial performance of Waste Management, Inc. and its subsidiaries (“Waste Management”) and ADS and the ability to achieve future financial guidance; future leverage ratio; and all outcomes of the proposed acquisition, including synergies, cost savings, and impact on earnings, cash flow and margin, return on capital, strength of the balance sheet and credit ratings. You should view these statements with caution. These statements are not a guaranty of future performance, circumstances or events. They are based on information known to us as of the date the statements are made. Our business is subject to risks and uncertainties, many of which we do not control, that alone or taken together could have a material adverse effect on us and could cause actual results to be materially different from those set forth in such forward-looking statement. Some of these risks and uncertainties are described in greater detail in Waste Management’s Annual Report on Form 10-K for the year ended December 31, 2018, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, each as filed with the Securities and Exchange Commission. We assume no obligation to update any forward-looking statement, including financial estimates, whether as a result of future events, circumstances or developments or otherwise. NON-GAAP FINANCIAL MEASURES This presentation contains non-GAAP financial measures under Regulation G of the Securities Exchange Act of 1934, as amended. The Company believes that these non-GAAP financial measures are useful to investors to assess the performance, results of operations and cash available for the Company’s capital allocation program. These non-GAAP measures are meant to supplement, not replace, comparable GAAP measures, and such non-GAAP measures may be different from similarly titled measures used by other companies. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found in the Appendix at the end of this presentation and under the Investor Relations tab on our website: www.wm.com. 2 INVESTOR DAY

AGENDA Mike Watson Nikolaj Sjoqvist Chuck Boettcher President and Chief Executive Officer 3 INVESTOR DAY 10:25 am PEOPLE Tamla Oates-Forney SVP, Chief Human Resources Officer CUSTOMER SVP, Chief Customer Officer DIGITAL SVP, Chief Digital Officer CORPORATE DEVELOPMENT & INNOVATION SVP, Corporate Development and Chief Legal Officer FINANCIAL OVERVIEW Devina Rankin SVP, Chief Financial Officer CLOSING REMARKS Jim Fish 11:45 am 12:30 pm Q&A Leadership Luncheon 8:30 am WELCOME & OPENING REMARKS Ed Egl Sr. Dir., IR and Field Finance COMPANY OVERVIEW Jim Fish President and Chief Executive Officer OPERATIONS John Morris EVP and Chief Operating Officer Collection Steve Batchelor SVP, Field Operations Post-Collection Tara Hemmer SVP, Field Operations 9:55 am 10:15 am Q&A Break

COMPANY OVERVIEW Jim Fish President and Chief Executive Officer

KEY MESSAGES Passionate, Experienced Management Team Leading Culture of “People First” Stable, Robust Cash Flow Combined with Disciplined Deployment and Commitment to Returning Cash to Shareholders; Organic Growth Complemented by Strategic M&A a and Innovation 5 INVESTOR DAY Positioning Our Premier Brand to be Recognized as a World-class Leader in Sustainability Leveraging the Industry-leading Asset Network that Cannot be Replicated Resulting in an Advantaged Position Driving Growth in the Core by Providing a Differentiated Service Offering through an Integrated Use of Technology and Advanced Data Analytics

WASTE MANAGEMENT AT A GLANCE COMPANY STATISTICS1 1971 FOUNDED $46B MARKET-CAP2 HOUSTON, TX HEADQUARTERS ~43,700 EMPLOYEES OVER 20M CUSTOMERS 2018 REVENUE MIX REVENUE BY COLLECTION 9% Collection Transfer Landfill Recycling Other Commercial Industrial Residential Other 26% 41% 20% 54% 29% 1. As of 12/31/18. Waste Management, Inc. is a holding company and all operations are conducted by subsidiaries. 2. As of 5/20/19. 3. See the appendix at the end of this presentation for reconciliation of this non-GAAP financial measure. 4. Operating EBITDA is defined as income from operations before depreciation and amortization. 6 INVESTOR DAY The Leader in Environmental Services and Solutions 2018 FINANCIAL STATS1 Sales $14.9B Adj. Operating EBITDA3,4 $4.2B Adjusted EPS3 $4.20 Cash Flow from Ops $3.6B

STRONG COLLECTION CUSTOMER BASE ACROSS THREE VERTICALS

RESIDENTIAL

~18.3M

In densely populated areas with broad reach

Individual subscription and Municipal customers typically on 3- to 10-year service agreement

65% of residential pricing is index-driven



COMMERCIAL

~1.0M

Mid-sized businesses including retail, hospitality and light industrial

Typically 3-year service agreements

Dynamic fee determined by collection frequency, type and volume of waste collected, as well as cost of disposal



INDUSTRIAL

~0.2M

Either permanent (manufacturing plant) or temporary (construction)

Monthly rental and per-haul fees

Strategic focus on prioritizing permanent customers



7 INVESTOR DAY

Note: Total customers including "Other" is over 20M.

OVER THE PAST FOUR YEARS, WE HAVE EXECUTED ON KEY STRATEGIC INITIATIVES STRATEGIC INITIATIVES Built Diverse Management Team for High Performance INDUSTRY-LEADING METRICS Organic Revenue Growth Invested in Technology Across All Our Assets Adj. Operating EBITDA Margin1 Reduced Our Carbon Footprint While Reducing Costs Expansion of FCF Conversion1,2 Increased Presence in Top MSAs De-risked Our Company ROIC1 1. See the appendix at the end of this presentation for reconciliation of this non-GAAP financial measure. 2. FCF as % of Adj. EBITDA. 8 INVESTOR DAY OUTCOMES / EXAMPLES 100% of Team New to Role within Last 3 Years Onboard Units in 100% of Vehicles Increasing CNG Vehicles to 60% by Year End 2019 Best Positioned in 16 of Top 20 Divested Non-core Assets (Wheelabrator, Oil & Gas Production) and Strengthened Balance Sheet PERFORMANCE Increased 470 bps to 5.6% Improved 300 bps to 28.3% Grew 1,020 bps to 49.4% Expanded 310 bps to 13.9%

WE ARE NURTURING A PURPOSE-DRIVEN CULTURE: IT STARTS WITH US Jim Fish President and Chief Executive Officer Joined: 2001 Current Role: 2016 John Morris EVP and Chief Operating Officer Joined: 2004 Current Role: 2019 Devina Rankin SVP, Chief Financial Officer Joined: 2002 Current Role: 2017 Chuck Boettcher SVP, Corp. Dev. and Chief Legal Officer Joined: 2016 Current Role: 2019 Tamla Oates-Forney SVP, Chief Human Resources Officer Joined: 2018 Current Role: 2018 NEW TO WM WITHIN THE LAST 3 YRS NEW TO POSITION WITHIN THE LAST 3 YRS Nikolaj Sjoqvist SVP, Chief Digital Officer Joined: 2012 Current Role: 2017 Mike Watson SVP, Chief Customer Officer Joined: 1992 Current Role: 2018 Steve Batchelor SVP, Field Operations Joined: 1997 Current Role: 2019 Tara Hemmer SVP, Field Operations Joined: 1999 Current Role: 2019 NEWLY CREATED POSITION 9 INVESTOR DAY

OUR BUSINESS MODEL IS OUR KEY ENABLER TO MARKET OUTPERFORMANCE ADVANTAGED POSITION 10 INVESTOR DAY STRENGTHS Strong and Diverse Leadership Team Asset Management and Logistics Expertise Culture of Continuous Improvement and Innovation Environmental Solutions and Regulatory Expertise

PREMIER BRAND: TREMENDOUS VALUE AND GROWING Brand Equity Is Proven to Drive Value Across an Organization WM Continues to Strengthen its Brand Reputation; More Room to Go STRONGER ADVOCACY 7% increase in positive mentions for every 10% improvement $2B,or ~5%of Market-Cap Estimated Value of Brand1 INCREASED SALES 8% increase in purchase probability for every 10% improvement EMPLOYER OF CHOICE 57% of the general public would work for a company with a favorable public image $6B - $8B Potential Brand Value MORE ASSURANCE 63% of the general public gives the benefit of the doubt to companies with an excellent reputation 1. Based on third party analysis of publicly available information. 11 INVESTOR DAY More Purposeful Investment in Brand and Markets Should Result in Increased Brand Equity

BEST POSITIONED ASSET NETWORK 1. By year end 2019. 12 INVESTOR DAY LANDFILLS TRANSFER STATIONS MATERIALS RECOVERY FACILITY (MRF) FLEET 247 locations 130 renewable energy plants 314 stations strategically positioned 103 total facilities 44 single stream 14,500 routed trucks 60% CNG-fueled1 WM LOCATIONS ACROSS NORTH AMERICA

ACQUISITION OF ADVANCED NEW CUSTOMERS DISPOSAL SERVICES (ADS) WILL ADD 3 MILLION Legend D 0 0 Landfill MRF Transfer 13 INVESTOR DAY WASTE MANAGEMENT

AUSTIN CONTINUES TO EXPERIENCE STRONG POPULATION GROWTH 2019 Estimates1 Austin MSA U.S. Average 2.4% <1.0% Population Growth 2.3% 1.8% CPI 1.7% 0.7% Housing Start Growth 2.3% 3-4% Labor Force Growth 2.7% 3.7% Unemployment Rate Stronghold Positioning • Over past five years, acquired 11 assets and over past two years, acquired two hauling companies, further strengthening our position • Post-collection assets are well-placed to capitalize on future growth 1. Source: IHS MARKIT 14 INVESTOR DAY

MIAMI REMAINS A TOP 10 MSA BASED ON POPULATION OVER PAST 10 YEARS 2019 Estimates1 Miami MSA U.S. Average 1.1% <1.0% Population Growth 2.3% 1.8% CPI 7.2% 0.7% Housing Start Growth 1.7% 3-4% Labor Force Growth 3.6% 3.7% Unemployment Rate Stronghold Positioning • • • Taking advantage of strong housing growth Looking for tuck-in acquisition opportunities Continuing to expand and develop our post-collection network (e.g., C&D transfer station in downtown Miami) 1. Source: IHS MARKIT 15 INVESTOR DAY

FIRST MOVER AGILITY POSITIONS US TO CONTINUOUSLY EXTEND OUR LEAD Disciplined Approach Leverage Industry Leadership PATH TO SUCCESS Agile Innovation Think Sustainably Build Partnerships Targeted, Strategic M&A SELECTED EXAMPLES • Safety technology • Closed-loop RNG • Positive sort, robotics in material recovery facility • Onboard computers • CNG trucks and infrastructure • State-of-the-art organics processing • Driver training centers • Zero Waste large scale event • E-commerce sales channels 16 INVESTOR DAY

LEADING IN SUSTAINABILITY 460,000 Homes that could be powered each year by equivalent production from our landfill gas-to-energy projects 15.3MTons Recycled in 2017, a 91% increase since 2007 60% Routed collection trucks that are natural-gas vehicles 90,000Tons Materials recycled by auto manufacturers with Waste Management Sustainability Services 1,795Tons Consumer electronics, paint and hazardous materials collected from consumer homes in the At Your Door Special Collection Service 117Million Equivalent trees saved per year from Waste Management’s recycling volume Source: Waste Management 2018 Sustainability Report. 17 INVESTOR DAY

BUILDING UPON OUR SUSTAINABILITY LEADERSHIP Partnerships to Educate and Execute Sustainable Efforts Reducing Our Carbon Footprint and Working with Others Investing in Recycling Innovation Increasing Organics Managed; Doubled Over the Last Three Years 4,000+ Community Events Hosted or Attended ~4.5 Million Equivalent Megawatt-Hours Saved per Year $110 Million 2018 Investment in Recycling Processing Infrastructure >4 Million Tons of Organic Materials Estimated for 2019 18 INVESTOR DAY

WASTE MANAGEMENT STRATEGY FOR SUSTAINABLE FUTURE GROWTH Make WM an employer of choice by being a great place to work and Delight our customers through a differentiated experience that fuels sustainable competitive advantage Drive exceptional reputation which underpins ongoing relationship building and positively influences regulations, policies and thought leadership Lead in sustainability by preserving and protecting the environment Deliver strong and predictable long-term financial performance that build a career rewards investors 19 INVESTOR DAY Enable a People-first, Technology-led Focus, that Leverages and Sustains the Strongest Asset Network in the Business to Drive Best-in-class Customer Experiences and Growth PEOPLE CUSTOMERS COMMUNITY ENVIRONMENT SHAREHOLDERS

OPERATIONS John Morris EVP & COO Tara Hemmer SVP, Field Operations Steve Batchelor SVP, Field Operations

KEY MESSAGES Executing Our Business Model Deeply Redefining the Recycling Business Model; Building by Understanding Our Customers’ Needs, Continuously Improving Our Operating Platforms, and Focusing on Our Capabilities Future for the Greatest Asset Our People – 21 INVESTOR DAY Optimizing Post-collection Assets to Expand Margins and Drive Competitive Advantage Leveraging Our Highly Sophisticated Geographic Network of Assets and Logistics Management Capabilities Integrating the Use of Technology to Enhance Safety, Service, Savings and Sustainability

Waste Management RUNNING OUR BUSINESS North America Market Areas • 17 • • Areas U.S.: 15 Canada: 2 • 2018 revenue range: $650M to $1.4B • Distributed organization • Structure directly aligns field and corporate leadership to facilitate communication and execution • Strong connection between Corporate and our Areas with shared accountability for execution 22 INVESTOR DAY

EVOLVING OUR OPERATIONS TO TRANSFORMATION ENABLE Safety Strategic Pricing Operational Excellence Sustainable Solutions 23 INVESTOR DAY Greater Emphasis on Strategic Pricing, Operational Excellence, Safety and Sustainability Pursuing Mission to ZeroTM Program Evolving from a pricing excellence focus to disciplined growth, pursuing price & volume Driving operating efficiencies through continuous improvement and increasing development and adoption of new technologies Embedding sustainability throughout organization (e.g., renewable natural gas production, reimagining recycling)

KEY METRICS THAT DEFINE OPERATIONAL EXCELLENCE FOUNDATION RECENT ENHANCEMENTS + Strategic Pricing Model + Fleet Uptime 24 INVESTOR DAY Collection Savings, Higher Return for Landfill, Profitable Recycling Model • Outbound Revenue per Ton • GOE per Ton +Quality of Material Produced +Contamination (Cost per Unit Impact) • EBIT and EBITDA per Ton • WM Risk for Capex, Opex and Commodities +Shared Risk with Customers +Well Established Fee for Service Model • Gross Operating Expense (GOE) • Airspace Utilization Factor (AUF) +Cost per Unit • Transportation Cost • Volume and Revenue per Ton +Integrated Network Returns Collection Landfill & Transfer Recycling • Safety: TRIR / VARR • Missed Pick-ups (MPUs) +Risk Scoring and Coaching Effectiveness +Quality of Service (QoS) • Maintenance Cost/Hour (MCPH) • Efficiency • Cost per Hour +Fleet Availability and Uptime +LOB Op. Expense Breakdown (Cost per Unit)

VERTICALLY INTEGRATED ASSET BASE FUELS CORE BUSINESS

2018 REVENUE MIX


54%
20%
10%
9%
7%
Collection
Transfer
Landfill
Recycling
Other

COLLECTION

Picking up waste and recyclables from where they were generated and transporting to:

- Transfer station
- Landfill
- Material recovery facility (MRF)
- Other outlets (e.g., composting)

TRANSFER

Consolidating waste and material streams to be transported to disposal sites

Network, consisting of 300+ transfer stations, allows us to leverage our landfill and recycling assets

LANDFILL

Representing the largest landfill network with ~250 locations in the U.S. and Canada

Well-positioned network represents critical North American infrastructure and provides significant barrier for new entrants

RECYCLING

Processing materials for their next best and highest use through:

- Materials processing
- Recycling commodities
- Recycling brokerage services
- Advanced Diversion (organics)

25 INVESTOR DAY

WM WASTE MANAGEMENT

BROAD SERVICE PORTFOLIO TO MEET CUSTOMER NEEDS

2018 REVENUE MIX



54%
Collection
Landfill
Other
Transfer
Recycling

BY COLLECTION



41%
29%
26%
4%
Commercial
Industrial
Residential
Other





Think Green,
Think Clean.



COMMERCIAL	RESIDENTIAL	INDUSTRIAL
Front-end loader: forks on front of truck fit into sleeves of a container Typical customers: restaurants, hotels and retail stores Containers range in size from 2 to 8 cubic yards	Largely automated side-loader fleet: side arm grabs small bin Trucks are used primarily to empty smaller containers at private homes Bins are 64- or 96-gallon toter	Roll-off flatbed truck: container rolls off the chassis One employee per truck, in general Typical customers: manufacturing facilities and construction sites Containers range from 10 to 40 cubic yards

26 INVESTOR DAY

DIVERSE CUSTOMER BASE DAMPENS EFFECT ECONOMIC DOWNTURNS OF REVENUE MIX1 2018 Diversified Customer Base Public Sector Retail Trade Manufacturing Real Estate and Rental & Leasing Retail – Wholesale and Other Svc. Offices & Venues Accommodation & Food Services Residential Subscription Construction Healthcare Natural Resource / Transportation Other 7% 4% 5% 5% 21% Recurring Revenue 6% 10% 6% 10% 8% Recession Resistance 9% 9% / Utilities 1. 2018 Annual Revenue matched to D&B NAICS. 27 INVESTOR DAY Diverse and Largely Non-correlated Customer Base Creates Recession Resistance

VOLUME OF MUNICIPAL SOLID WASTE (MSW) GROWS WITH ECONOMY AND POPULATION MSW (million tons) Landfill Capacity (million tons) 350,000 300,000 250,000 200,000 150,000 100,000 50,000 0 9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 1,000 0 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2018 Generated Recycled & Composted Remaining Capacity Projected Capacity • Total MSW volumes are ever-growing • Recycled and composted volumes are growing with changing regulatory environments and investments in recycling infrastructure • Remaining landfill capacity is projected to decline over the next 5 years While waste generation is expected to continue to increase, there could be capacity constraints in the future, which would create a competitive advantage for Waste Management • Source: Waste Business Journal 28 INVESTOR DAY

UNIQUELY POSITIONED TO CAPITALIZE ON EVOLVING TRENDS WE ARE UNIQUELY POSITIONED to capture fair share of volume increases generated by macro trends • • Volumes >2% expected in 2019 GDP and housing starts expected to moderate, but remain positive Millennials beginning household formation • Broad geographic footprint covering high growth and emerging growth markets • • Unparalleled sustainability efforts through investments in near zero emissions fleet, recycling plants of the future and renewable energy plants • Millennials driving sustainability and purpose driven brands Increased packaging driven by online purchases Public need for education on process • Vast capabilities to meet customer needs through traditional services (collection, recycling and disposal), other sustainability services, and best-in-class talent • • 29 INVESTOR DAY BEHAVIORIAL SHIFT SOCIAL TRENDS • Increasing focus on recycling / sustainability • Employees and customers seeking purpose-driven brands • ESG focus for public companies MACRO FACTORS

COLLECTION

COLLECTIONS NETWORK: WE DO COMPLEX 14,500 Avg. Daily Routes 19,000 Collections Drivers 450M+ Miles Driven Annually 5.5M Customers Served Daily 3,300 Technicians 200,000 Tons of Material Moved Daily Strength of Logistics Management Capability 31 INVESTOR DAY

CONTINUOUSLY IMPROVING OUR COLLECTION NETWORK Integrating greater use of technology to improve Safety, Service, Savings and Sustainability 32 INVESTOR DAY Building on Strengths of Our Network to Improve Customer Service and Operational Efficiency PEOPLE • Increasing driver and technician retention • Investing in WM-managed driver training schools FLEET • Upgrading fleet to automated loading • Increasing use of natural gas vehicles • Predicting time to failure to better maintain fleet ANALYTICS • Gathering data in real-time through onboard systems to improve the customer experience • Optimizing routes to improve cost to serve

CORE TO WM’S OPERATIONAL EXCELLENCE ARE THREE “SS” Safety, Service Savings and 33 INVESTOR DAY

SAFETY: A CORE PRIORITY Continuous Our Mission to Zero • Safety is a core value of our culture • Proven safety grassroots initiatives • Accelerated use of technology to ensure safety of our people and co 34 INVESTOR DAY Improvement on framework and process incorporating mmunities we serve 56% Improvement in Safe Behavior (since 2013) $33M Savings from Reduced Auto Claims (since 2013) •Onboard Cameras •Truck Automation •Driver and Tech Training Centers (FL, AZ) •On the Job Training / Mentoring Programs •Technician Apprentice Program •Daily Driver Huddles •WM-produced Safety Videos

SERVICE: COMPETITIVE ADVANTAGE Service Excellence • “We do it right • Sophisticated • Driver-identified customer needs, community partnerships • Enhancements to continue the technology evolution 35 INVESTOR DAY CONTINUOUSLY IMPROVING the first time” logistics execution 99.3% On-Time Service; We Are Focused on the 0.7% (QOS) •Tracking Quality of Service (QoS) •Planned route sequencing and centralized dispatch supported by real-time communication through onboardtechnology •Uptime improvement on our routes •Reporting capabilities for on-time pick-up •Estimated “Time of Arrival” tool

AROUND SAVINGS DELIVERED SAVINGS: DRIVING DOWN COST 2017 ery Optimization focused efforts on -trip processes Optimizing the Collection Network • Service Delivery Optimization (SDO) is the foundation for 2017 - 2019 ings continuous improvement; building on strength through: Uptime improvement $10M in savings • Maintenance Service Delivery Optimization (MSDO) 2021 Day; 100% of the time nology to assist our ers achieve better management (M100) fficiency gain = $25M • Optimizing fleet availability • Managing • Dynamic routing 2020 - 2025 Continuing to optimize our routes to be more efficient with daily re-routes and optimization Additional $75M in projected savings ings 36 INVESTOR DAY OPERATIONAL EXCELLENCE 100% of the Day, 100% of the Time (M100) JOURNEY 2014 - Service Deliv (SDO) places pre-and post $100M in sav 2018 - Middle of the by using tech front-line lead performance Every 1% e $75M in sav Efficiency Gains of 3-4% from 2014 to 2017, with Benefits Totaling $100M

…AND OUR FOURTH “S” Sustainability 37 INVESTOR DAY

SUSTAINABILITY: LEADING THE CHARGE IN ENVIRONMENTAL RESPONSIBILITY • Conversion of • GHG emissions significantly reduced while creating fuel and maintenance savings • By year-end 2019, 60% of our routed vehicles will be natural gas; on the path to exceed 80% by year-end 2023 38 INVESTOR DAY our fleet to natural gas delivers real benefits Annual Fuel Savings per Truck of 8,000 Gallons 8.9 Million Fewer Total Miles Driven per Year 16% Reduction in GHG Emissions GOALS •Offset 4x the GHG emissions generated through operations by 2038 •Emit fewer emissions by transitioning to alternative fuel vehicles in 90% of fleet •Purchase more than 90% Near Zero Vehicles (NZVs) for fleet •Use renewable fuel in over 90% of vehicles •Reduce emissions associated with our fleet 45% by 2038, against a 2010 baseline

POST-COLLECTION

POST-COLLECTIONS: A COMPETITIVE ADVANTAGE 314 Transfer Stations 247 Landfills Will Add picture 15.2M Total Tons Recycled / Composted 5.2M Total Tons Processed at Our MRFs 103 Recycling Facilities 4,946 Post Collection Employees 130 LFGTE & RNG Plants in Operation or Under Construction Complex & Sustainable Network with an Eye on the Future 40 INVESTOR DAY

MACRO TRENDS DRIVE SHIFTS IN OUR POST COLLECTION STRATEGY DEMOGRAPHICS REGULATORY TECHNOLOGY Growing population in key markets and increased transportation stresses are shaping market dynamics Changing regulations and growing focus on our environment are driving constant change Technology innovations will pave a long-term path for transformation in the space Example: Truck vs. Rail Example: Organics Example: Material Recovery Facilities of the Future 41 INVESTOR DAY

SIGNIFICANT COMPETITIVE ADVANTAGES POSITION US WELL FOR THE FUTURE Hard-to-Replicate Infrastructure Industry-leading post-collection network or industry-leading transfer station, landfill, and recycling network Development and Expansion Track Record More landfills are closing than opening – expansions and transfer station network are key in mid-term Sustainability as a Differentiator Leader in the recycling and renewable energy spaces with technological evolutions in processing and landfill gas-to-energy plants recycling Deep Domain Expertise Vast internal technical capabilities and deep understanding of regulatory environment Community Partnerships Deep relationships with the communities we serve to achieve mutual goals 42 INVESTOR DAY

OPTIMIZING MANAGEMENT OF MATERIALS THROUGH AN EVOLVING ASSET NETWORK 1 2 TRANSFER STATION LANDFILL & TRADITIONAL RECYCLING ADVANCED RECYCLING TECHNOLOGIES OF FUTURE THE • • Local and long-haul transfer Landfills engineered to highest environmental protection standards • Material recovery facilities (MRF) Processing improvement Waste reduction • • • Organics Biosolids E-Waste processing • • Conversion technologies Materials to new products • • 43 INVESTOR DAY 3

1 LINKING GEOGRAPHY AND TRANSPORTATION IS A STRATEGIC ADVANTAGE CASE STUDY Well-placed assets in key markets fortify our sustainable competitive advantage NYC & Long Island: 26,000 Tons per Day Wasteshed • Identifying different transportation combinations to reduce cost (e.g., examining the ability to rail from new origins to new destinations) Moving waste greater distances a lower cost at High Acres Landfill (NY) • Diversifying transportation portfolio to address macro pressures (e.g., trucking labor constraints, higher costs) New York City Fairless Landfill (PA) • Accessing our network to widen our view of disposal options Amelia Landfill (VA) Atlantic Waste Disposal (VA) 44 INVESTOR DAY Rail Truck

1 CONNECTED LANDFILL: UTILIZING TECHNOLOGY AND DATA SCIENCE Harnessing the Power of Connected Equipment Scales, heavy equipment, landfill sensors, pumps and energy generators Building connected landfills to achieve a higher level of environmental performance while reducing costs • Utilizing data analytics and science to maximize lifetime value of airspace • Improving quality of life and safety for employees • Deploying proactive environmental monitoring and risk solutions • Building community relations through operational excellence and best-in-class compliance Four Pilots Underway 45 INVESTOR DAY

1 HARNESSING ENERGY FROM OUR LANDFILLS TO ADVANCE SUSTAINABILITY GOALS HISTORY • Our plants generate the equivalent to ~4.5M mWh/year of energy to power 460,000 homes or replacing ~2.5M tons of coal • 55% of gas collected is used for beneficial use projects with established runway to improve yield FUTURE • Build renewable natural gas (RNG) plants to convert landfill gas into pipeline quality, which can be used to fuel our trucks • Provide competitive benefits as municipalities push for environmentally-friendly options Quick payback and high returns • 46 INVESTOR DAY Extracting Additional Value from Our Existing Assets

2 ABOUT OUR UNIQUE RECYCLING CAPABILITIES Our customers desire recycling as a service and we will deliver offering as long as we can achieve appropriate economic returns: RECYCLING FOOTPRINT MATERIAL RECOVERY FACILITIES • Largest residential recycler in North America • Manage over 10.8M tons per year, with 4M tons running through our brokerage group • Strong relationships with public sector, (communities we serve) and consumer products organizations to drive change • Dedicated global export group sources domestic and international customers for recycled materials 47 INVESTOR DAY

2 REIMAGINING RECYCLING Changing the Business Model Partnering with Our Customers, Communities and Stakeholders Using Technology to Reimagine the Material Recovery Facility (MRF) • Creating a shared model where customers pay based on price as well as processing costs (i.e., fee-for-service model) • Improving recycling streams through customer education programs like “Recycle Often, Recycle Right” (www.rorr.com) • Differentiate our recycling service offerings • Drive the lowest processing cost in the industry • Proactively consulting with customers on the recycling cost/benefit analysis; we will provide recycling if customers pay for the service • Creating demand for recycled content (e.g., collaborating with The Recycling Partnership) • Positively sort materials based on end markets • Strengthening our internal brokerage services model to deepen relationships with end users for our products • Deepening capabilities to purify our material streams 48 INVESTOR DAY As Largest Residential Recycler, We are Uniquely Positioned to Transform the Future of Recycling

2 DIFFERENTIATING RECYCLING THROUGH USE OF TECHNOLOGY The MRF of the Future Significant Potential MRF OF THE FUTURE Optical Sorters + Advanced Screening Technology + Robotics 40% Lower Labor Costs • Arranges proven technologies in a unique and thoughtful progression, maximizing outbound quality and minimizing operating expenses Source and Select Additional Value-Added Materials • Chicago MRF of the Future to open late 2019 • Design will lay the framework for future investments further expand our competitive advantage and Improved Materials Purity Enables Increased Marketability • Over the next 3-5 years, projects are targeted in 8-10 markets, accounting for ~30% of total recycling volumes 49 INVESTOR DAY Economically Viable and Sustainable Recycling Platform

2 ADVANCING RECYCLING: ORGANICS SOLUTIONS FOR OUR CUSTOMERS RECOVERY COMPLEX & TRANSFER STATION | OAKLAND, CA Building for the future where our customers demand the service With mandated 100% landfill diversion of green waste and food waste in Alameda County, the Oakland MRF will divert 60,000 tons for composting, resulting in an estimated 37,000 tons of soil amendment a year • Up to 30% of the waste stream is food • Cities and states with zero waste goals are looking to tap into this stream • Expanding our organics processing footprint in key markets (CA, NY, NJ and Boston) 50 INVESTOR DAY

DEPLOYING TECHNOLOGIES OF THE FUTURE Traditional Options 3 • Our WM Corporate Development and Innovation Group is charged with identifying next generation technologies that could transform our post-collection network • Technologies to convert waste into its next best use (e.g., energy, building materials, etc.) MUST MEET THREE CRITICAL CRITERIA 1. Handle Our Heterogeneous Waste Stream 2. Work at a Larger Scale 3. Economics are at Least as Favorable as Poised to Capture Long-term Opportunity; Focused on Transfer, Landfill and Recycling Today 51 INVESTOR DAY

Q&A SESSION Focused on Above Topics

BREAK

PEOPLE Tamla Oates-Forney SVP, Chief Human Resources Officer

KEY MESSAGES Journey to “People First” Make Us an Employer of Choice and a Harnessing Tenured Workforce to Share Domain Expertise for Talent Sustainability to Great Place to Work and Career Build a 55 INVESTOR DAY Thinking Differently to Attract, Hire, and Retain Top Talent Transforming Human Resources to Drive Organizational Effectiveness Enabling WM to build a Culture of Inclusion and Innovation

EVOLVING OUR HUMAN TRANSFORMATION RESOURCES TO ENABLE Alignment of Roles Breadth of Expertise Solutions Approach 56 INVESTOR DAY World-class, Highly-skilled and Solutions-focused Team Responsive to Needs of All Stakeholders Eliminating duplicative responsibilities and creating clear ownership and accountability that align to skillsets and internal business partners Developing full-service HR subject matter expertise Focusing on proactively providing solutions instead of reactively taking orders

HUMAN RESOURCES | STRATEGIC PILLARS 1 3 4 5 2 Human Resources Transformation Commitments Contemporary Employment Programs Integrated Talent Management Employee Experience and Values 57 INVESTOR DAY Emphasis on a “People First” Strategy Positions Us as an Employer of Choice

1 CHANGING THE MODEL FOR HUMAN RESOURCES TRANSFORMATION JOURNEY HR Centers of Excellence HR Strategic Business Partners Org. & Talent Development Learning & Skills Development Culture & Engagement Corporate Functions Field Operations Systems & Processes Total Rewards (C&B) Labor Relations • Subject matter experts • Primary point-of-contact for functional and field leadership • Develop and drive HR enterprise standards • Execute HR strategy in support of business and functional objectives Partnering to Ensure Governance, Implementation and Success of the Overall WM Human Resources Strategy 58 INVESTOR DAY Enabling Better Alignment of Skills and Service Offerings

2 EMBEDDING COMMITMENTS AND VALUES IN THE WAY WE WORK Our Commitments Our Values Inclusion & Diversity We embrace and cultivate respect, trust, open communications and diversity of thought and people. Our People First The proud, caring and resilient members of the WM family are the foundation for our success. We Customers We place our customers at the center of what we do and aspire to delight them every day. commit to taking care of each other, our our communities and the environment. customers, Success with Integrity Safety We have zero tolerance for unsafe actions and conditions and make safety a core value without compromise. Environment We are responsible stewards of the environment and champions for sustainability. Our success is based not only on the results we achieve but how we achieve them. We commit to being accountable, honest, trustworthy, ethical and compliant in all we do. 59 INVESTOR DAY Do the Right Thing. The Right Way.

3 CHANGING WORKFORCE INCREASING THE IMPORTANCE OF HIRING AND RETENTION 21.0% 60 INVESTOR DAY GENERATION PROFILE TURNOVER RATES TURNOVER BY TENURE 43% 4% 201020152019 Gen ZGen YGen X Baby BoomersTraditionalists Workforce Comprises Five Generations; Focus On Retention and Knowledge Transfer to New Generations 25.5%25.2%25.0%24.3% 22.0%22.9%22.2% 2015201620172018 AllDriverTech Addressing Turnover with Drivers and Technicians is Priority <12 Months1-3 Years3-7 Years>7 Years New Hire Retention is Critical 20.7% 20.9% 20.6% 19.9% 51.2% 23.5% 13.4% 11.9% 38% 37%38% 35% 17% 28% 34% 26% 1% 1% 2% 0.

3

CONTEMPORARY EMPLOYMENT PROGRAMS

Expanding Presence of Women

- Focused recruiting
- Infusion of technology is making WM more attractive
- Progress
  - Senior Leadership Team: 33%
  - Executives: 22%
  - Managers: 19%
  - Total Workforce: 18%
- Recognition: 2019 Women's Choice Award – Best Place to Work for Millennials

Supporting Veterans

- Veteran hires comprised ~9% of total U.S. hires in 2018; over 4,000 hired in the past 4 years
- Recognition:
  - 2019 G.I. Jobs Top Military Friendly employer (10th year)
  - 2019 Military Times best for Vets employer (10th year)

Innovative Employment Pathways Program (IEP)

- Strategic partnerships (local and national)
- Casting a wider net for applicants – employing the overlooked and underserved
- Implementing steps to improve success – Assess. Train. Convert.
- Pilot before scaling; win/win for the community and WM


Think Green,
Think Clean.







Creating a Competitive Advantage through Programs and Partnerships

61 INVESTOR DAY

WM WASTE MANAGEMENT

4 INTEGRATED TALENT MANAGEMENT • Strong talent pipeline – – Make work more attractive More deliberate with knowledge transfer and building intergenerational teams • Infuse data and technology – – Strategic workforce planning Remote equipment operation, automated trucks • More – – intentional about competency Lattice vs. ladder Build transferrable competencies development • Consistency in approach – Assess, develop, promote 62 INVESTOR DAY Managing Talent to Ensure the Right People are in the Right Roles at the Right Time

5 IMPROVING EMPLOYEE EXPERIENCE MEASURES OF SUCCESS • Work – – environment Facility upgrades Tools and resource investments Employee Retention • Inclusion and diversity – – Multigenerational workforce Gender and ethnicity progress Leadership Diversity • Better hiring tools – – Mobile application Applicant concierge services External Recognition • Talent –Training and career development –Stay interviews 63 INVESTOR DAY Improving the Employee Experience Improves Our Service to Customers and Reduces Costs

CUSTOMER Mike Watson SVP, Chief Customer Officer

KEY MESSAGES 65 INVESTOR DAY Clear Growth Plan in Place with Significant Opportunity Ahead Building Upon Our Industry-Leading Brand and Moving Toward a Purpose-Driven Brand Building a Comprehensive Understanding of the Customer to Fuel Growth Using Analytics to Enhance Our Go-to-Market Strategy and Revenue Growth Discipline

NEWLY CREATED POSITION CUSTOMER CENTRICITY DRIVES DISCIPLINED GROWTH STRATEGY THROUGH Key Functions Connected Go-to-Market Approach to Drive Growth Organization Built Around CUSTOMER SECTOR 66 INVESTOR DAY MFG. AND INDUSTRIAL PUBLIC ENERGY AND ENVIRONMENTAL SERVICES STRATEGIC ACCOUNTS SMALL AND MEDIUM-SIZED BUSINESS SUSTAINABILITY SOLUTIONS

ALIGNED PRIORITIES AND DEVELOPED GROWTH STRATEGY BASED ON THREE KEY AREAS 1 3 2 Recharge Focus on Customer Strategy Achieve Growth through Disciplined Actions Build Brand Equity and Deliver Marketing ROI • Enrich voice approach of our customers • Integrate advanced analytics • Manage brand as an asset and po n WM as beacon brand • Optimize sales coverage and distribution modelling Disciplined volume and maintain pricing leadership • Engage in mapping customer journey • Use data-driven approach to grow brand Reinforce strong brand purpose sustainability leader • Make technology investments Provide customer choice options and process • • • channel of • Bo strategic segment • Ele po value propositions on 67 INVESTOR DAY

1 TAKING A MORE SOPHISTICATED APPROACH TO THE VOICE OF OUR CUSTOMERS Customer Strategy Evolution Increase Customer Lifetime Value Invest Acquire Macro-level approach to customer experience Journey-based customer lifetime value analytics • • • • • • Targeted marketing Channel effectiveness Customer-facing technology Pricing optimization Customer experience triggers Retention prioritization Customer Lifetime Value Retain Develop 68 INVESTOR DAY VoC and Customer Lifetime Value Analytics Define Our Customer Experience Strategy

1 ENRICHING OUR UNDERSTANDING OF CUSTOMER NEEDS ACROSS ALL POINTS IN THEIR JOURNEY | CASE 01 STUDY – OPEN MARKET RESIDENTIAL 02 03 04 Completed in-home Developed journey the customer Defined/prioritized common themes and opportunities for delighting customers Drafted customer profiles interviews and surveys online 1:1 Interviews • 57 participants • 40+ Cities Online Survey Focusing first on e-Comm and customer acquisition to make it: Serve as a human-centered foundation for customer experience, thus allowing for future tailoring AWARENESS RESEARCH • • • Faster Better Create a connection SIGN-UP • 1,478 participants ON-BOARDING BILLING SERVICE RELATIONSHIP & RETENTION CONTEXTUAL MOBILE ONLINE SURVEY 69 INVESTOR DAY

1 RAISING THE BAR ON CUSTOMER SERVICE WHILE GENERATING ADDITIONAL REVENUE Customer Experience Case Study: Smart Trucks • Efficiently and effectively capture images/service verification • Consistently detect opportunities to capture additional revenue • Improved customer retention through proactive service adjustments 70 INVESTOR DAY Onboard Cameras Identify Customer Experience and Revenue Growth Opportunities CHALLENGE •Inconsistent revenue capture / missed revenue and cost savings opportunity to address container overages •Reliance on manual / time-consuming processes: •Driver must exit truck to take picture of over-filled/damaged container •Inefficient method to manage picture processing and match with customer •Customer frustration with low image quality and inconclusive service verification TECHNOLOGY-ENABLED SOLUTION •Installed cameras on trucks connected to GPS; now able to: •Assess container conditions (e.g., damage, service needs, etc.) •Automatically and accurately links customer records to image OUTCOMES •Enhanced customer experience by addressing container condition •Increased revenue through increases in service/capturing overages •Cost savings as drivers focus on efficiently servicing customers •Improved safety of driver avoiding unnecessary exits of the truck OPPORTUNITY Currently, 340 trucks outfitted with cameras and trained drivers Additional revenue per truck per month of $400 to $800 Seeking to equip 5,000 trucks with technology and training Total projected incremental revenue capture: $100M - $115M by 2022

ACHIEVE GROWTH THROUGH DISCIPLINED ACTIONS

2

Disciplined Volume Growth in All LOBs while Maintaining Pricing



- Data driven approach enables market planning
- Economic indicators and internal performance measured across 384 Business Units

Using Advanced Analytics to Target and Drive Improvements



- Predictive defection modelling influencing PI models and prioritizing retention activity
- Customer Lifetime Value (CLV) approach to relationship management

Optimize Sales Coverage with Advanced Workforce Planning Analytics



- Optimize sales model to maximize ROI and customer coverage
- Sales Service Delivery Optimization (SSDO) drives continuous improvement through KPIs and standard procedures

RESULTS

- Q1 Core Price:[1] **+74 bps** YoY to **5.8%**
- Volume: **+45 bps** YoY; **+36 bps** vs. GDP

- Positive **1.7%** Net Customers
- Defection of **8.1%**; Equals **70 bps** better YoY; Lowest defection in 3 years

- Flat sales expense YoY with **+11%** FTE sales productivity

1. Core price consists of price increases net of rollbacks and fees, excluding the Company's fuel surcharge. It is a performance metric used by management to evaluate the effectiveness of our pricing strategies; it is not derived from our financial statements and may not be comparable to measures presented by other companies. Core price is based on certain historical assumptions, which may differ from actual results, to allow for comparability between reporting periods and to reveal trends in results over time.

71 INVESTOR DAY

WM WASTE MANAGEMENT

2 EXPANDING VALUE PROPOSITIONS FOR STRATEGIC SEGMENTS Our Customers Are Seeking a Partner to Help Them Meet Their Environmental, Regulatory, Financial and Sustainability Goals SUSTAINABILITY SERVICES OVERVIEW CUSTOMER IMPACT Total Customer Savings in 2018: $12M Cost Savings by Solutions Type ONSITE PROGRAMS  Deploying personnel and equipment on customers’ sites bring us closer to our customers and the waste they generate 6% REMOTE SERVICES  Enterprise-wide offering provides WM access to all waste streams in exchange for a streamlined solution to the customer’s waste disposal needs Process Improvement Recycle/Reuse Strategic Sourcing Optimized Logistics 24% 43% INDUSTRIAL WASTE PROCESSING  Dewatering wet waste streams reduces volume and cost for customers while expanding WMs disposal market 27% CONSULTING SERVICES  Partnership platform combines in-depth assessments and advisory services to drive customer solutions while providing WM valuable insights to design future service offerings 1. Since 2003. 72 INVESTOR DAY 2018 Revenue of $252M; 3-Year CAGR of 25% $211M+ Total Customer Savings To-Date1

2 BOLSTERING UNIQUELY POSITIONED VALUE PROPOSITIONS FOR STRATEGIC SEGMENTS Comprehensive Offerings to Service Differentiated Needs of the Manufacturing and Industrial Customer Base; Enabling Preferred Access to Large Volume Waste Streams ELECTRIC UTILITY SEGMENT, A $50B ADDRESSABLE MARKET1 WM is the only provider whose portfolio of services covers all potential options for Coal Combustion Residuals (CCR), including Since 2010, we have managed 33M tons of CCR for our electric utility customers, including Beneficial reuse of 6M tons of material Management and/or disposal of 18Mtons of CCR at customer sites Specialized disposal of 9M tons of CCR at our facility   Beneficial reuse of marketable materials Construction and operation of customer-owned disposal facilities Excavation, loading and transportation for disposal at WM post-collection facilities  1. Yoder, S.; Andracsek, R.; (2015, December 2). The Real Cost of the CCR Rule. Retrieved from www.power-eng.com. 73 INVESTOR DAY Building Long-term Customer Relationships Positions Us to Capture Greater Market Share

3 WE ARE THE LEADER IN THE INDUSTRY WITH OPPORTUNITY TO ENHANCE BRAND VALUE, BUILD BRAND EQUITY AND DELIVER MARKETING ROI Higher Ground REI Subaru State Farm WM UPS Southwest FUTURE-STATE John Deere WM Service Aspiration TODAY Waste Category Baseline Need Source: Based on Third-party and Company estimates. 74 INVESTOR DAY According to Third-party Research, Brand Equity is Directly Correlated to Market Value How We Grow Brand Equity  Establish strong brand purpose  Be recognized as a leader in sustainability  Connect our brand with ESG principles  Make sophisticated marketing investments  Align brand purpose with strategic business planning  Be an employer of choice

 •WM Phoenix Open is the largest ZERO WASTE event in the world • $100M+ Earned Media 3 75 INVESTOR DAY

DIGITAL Nikolaj Sjoqvist SVP, Chief Digital Officer

KEY MESSAGES WM Undergoing Digital Transformation This is Just Beginning the New Day, New Way 77 INVESTOR DAY Changing “What” We Focus On and “How” We Do It Accelerate Organic Growth and Reduce Cost 3 Big Levers Will Drive Impact

DIGITAL AT WASTE MANAGEMENT DEFINED "Start-up" Growing Refocused ENTERPRISE APPLICATIONS & INFRASTRUCTURE Powering the Business ENTERPRISE ANALYTICS& DATA MANAGEMENT Making Us Smarter DIGITAL INNOVATION Growing the Business accelerat ·,q, t 0 OJ-o, {C) 0 ..::: (J .._... New New Growing @ CYBERSECURITY Securing the Business cg '< ® * WASTE MANAGEMENT STRATEGY DIGITAL ACQUISITION INTEGRATION Integrating the Business TRANSFORMATION &IMPACT Maximizing Impact &ROI 78 INVESTOR DAY WASTE MANAGEMENT The WM Strategy is Enabled by Digital in Collaboration with the Business

EVOLVING OUR APPROACH TO DRIVE IMPACT Focus Execution Measurement Engagement 79 INVESTOR DAY New Role Observations: Evolving How We Work is a Critical Enabler of Impact and Value Creation NEW – Digital Impact the Bottom Line Value-added experiences Fewer projects; agile / frequent releases Impact / value creation Collaborative partnership with business PRIOR – IT Manage the IT Infrastructure Deploy hardware and software High # of projects; long deployment cycle Project milestones Siloed; ‘black box’

DRIVING VALUE THROUGH 3 ‘BIG LEVERS’ & ENABLING TECHNOLOGIES 1 2 3 Risk Mitigation and Business Enablement Strengthening our technology foundation to enable innovation Operational Improvements Leveraging technology to accelerate operational excellence and reduce cost Customer Experience Leveraging technology to delight our customers and drive growth Employee Enablement is Core to Transformation and Common to All Levers Artificial Intelligence Image Recognition Machine Learning IoT Natural Language Processing Chat Bots Robotic Process Automation Cloud Mobile Remote-Controlled Vehicles Advanced Threat Detection Predictive Analytics Geolocation Analytics Optimization Modeling Advanced Authentication Edge Computing Voice Assistance Blockchain Augmented Reality 5G 80 INVESTOR DAY

1 STRENGTHENING OUR TECHNOLOGY FOUNDATION TO ENABLE INNOVATION Infrastructure Foundation Upgrade network, transition data centers to cloud, upgrade application and infrastructure monitoring, enable video collaboration, and deploy employee app to improve employee connectivity Cybersecurity Strengthen cybersecurity capabilities to pave way for accelerated innovation System Modernization Decrease cost and risk through platform upgrades and sunsetting core legacy applications, and migrate to modern off-the-shelf cloud-based solutions for front and back office employees HR & Finance Transformation Modernize the employee experience and increase productivity by migrating Finance & HR systems to cutting-edge cloud-based solutions IMPROVE EMPLOYEE EXPERIENCE ENSURE BUSINESS CONTINUITY FUTURE-PROOF AND SECURE WM 81 INVESTOR DAY Risk Mitigation & Business Enablement Strengthen and secure our technology foundation to safeguard the enterprise from online threats, and make it easy for our employees to do their jobs. Technology investments in this area help ensure that our network is safe, reliable and secure, but also aim to improve morale and productivity by providing employees with the tools they need to deliver delightful experiences to customers.

2 ACCELERATING OPERATIONAL EXCELLENCE THROUGH TARGETED INVESTMENTS M100 Increase collection labor efficiency by managing 100% of the day [Every 1% efficiency = $25M] Smart Truck Leverage real-time video technology on collection fleet to right-size customer service, reduce contamination, and create platform for further differentiation Future Fleet Maximize return on fleet assets by optimizing the mix, maintenance and asset uptime Post-Collection Automation Improve post collections ops through real-time monitoring, automation and decision models MAXIMIZE ASSET UTILIZATION REDUCE COSTS ENABLE DIFFERENTIATED SERVICE & GROWTH 82 INVESTOR DAY Operational Improvements Make operations more effective and efficient by implementing digital tools that accelerate operational excellence and enable our employees to deliver on commitments to customers. Drive cost reduction and margin expansion through improvements in efficiency, capital allocation and maintenance. Strengthen differentiation in the industry and enable organic growth.

3 DELIGHTING CUSTOMERS IN THEIR CHANNEL OF CHOICE TO INCREASE DIFFERENTIATION E-Commerce Increase acquisition with fast, easy, differentiated online buying experience for core collection lines of business [$9-10B total addressable market for Collection] Digital Self-Service Improve customer stickiness and cost-to-serve through capabilities tailored to the varied needs of our customer segments, ranging from simple ETA and pick-up requests to complex spend analytics [Opportunity to reduce 12M calls at $8/call] Sales & Service Agent Experience Transform the customer-facing employee experience through a seamlessly integrated and intuitive experience that fuels customer acquisition and retention FUEL ORGANIC GROWTH INCREASE CUSTOMER LIFETIME VALUE REDUCE COST-TO-SERVE 83 INVESTOR DAY Customer Experience Delight customers across their life cycles through industry leading digitally-powered experiences that set us apart from the pack, and provide our employees with the tools to exceed customer expectations. Targeted outcomes include accelerated volume growth (organic customer acquisition and retention), improved pricing and reduced cost-to-serve.

DIGITAL STRATEGY IN ACTION: E-COMMERCE FOR COLLECTION CUSTOMERS PILOT: Deployed new e-Commerce experience to Open Market Residential (OMR) mid-2018 WHAT WE DID OUTCOME GROWING: Expanded new e-Commerce to other Collection lines of business in Q1’19 • • • Digitized the buying experience, incorporating lessons learned from OMR Early results are promising, consistent with OMR Paving the way to meet customers in their channel of choice, and continuing to improve the buying experience (still plenty of headroom) 84 INVESTOR DAY • Reduced time-to-buy by 50% by simplifying experience • Saw 70% adoption of new monthly bill pay, fueling 96% autopay rate • Realized 40% overnight revenue increase with steady ongoing growth • Spent time with customers in their homes to deeply understand needs • Designed new experience through agile 2 week sprints with customers • Launched in 3 months

FUNDAMENTALLY CHANGING HOW WE MEASURE SUCCESS METRICS-BASED AND IMPACT-ORIENTED Leveraging data & analytics to quickly identify opportunities for improved customer experience and growth TRANSPARENCY LIKE NEVER BEFORE Holding ourselves accountable through data-driven metrics that track our collective progress e-Commerce Dashboard Operational Improvements Dashboard 85 INVESTOR DAY

CORPORATE DEVELOPMENT AND INNOVATION Chuck Boettcher SVP, Corporate Development and Chief Legal Officer

KEY MESSAGES Evolved Approach to Corporate Development; Rigorous Governance for New Investments: Limited to Enhancing Existing Services or Starting New Lines of New Management and Greater Discipline Business Close to Core 87 INVESTOR DAY Identifying and Cultivating Innovative Ideas and Opportunities with High Return Potential Focused on Three Distinct Development Tools: Innovation, Venturing and Incubation

NEW CORPORATE DEVELOPMENT AND INNOVATION STRUCTURE Investment Scope Investment Goal Investment Process Focus 88 INVESTOR DAY New Corp Dev and Innovation Group Targets Incremental Growth with Lower Risk Profile NEW Structure Invest in Venture Funds and make smaller, targeted direct investments in proven growth companies or ideas Connection to core business and clear investment objectives Rigorous ideation, market scoping, and governance structure with close SLT oversight Research, innovation, development and licensing PRIOR Structure Bias toward larger investments in early-stage companies Lacking clear connection to core business and exit strategy Diversified/scattered portfolio approach Research and investment

KEY METRICS CORP DEV & INNOVATION GROUP OVERVIEW 6 Three Distinct Development Tools WM Employees ~12 Direct Investments Committed to Three Externally-managed Venture Funds ~$15M 15%+ IRR Threshold CORPORATE DEVELOPMENT LEARN EXECUTE INCUBATION (“Start-up”) SCOPE UNDERSTAND 89 INVESTOR DAY

INNOVATION (“CREATING”) Stay at the Forefront of Emerging Technology and Innovative Processes • Creating an Innovation Lab / Maker Space (close to the core – innovating around tools and core processes) Developing ecosystem partnerships to co-collaborate and quickly innovate; selected examples include: CASE STUDY: DADS LANDFILL (CAT PARTNERSHIP) Use Remote Operation Technology to Improve Operations and Employee Satisfaction/Availability • Our Goals • • • Deploy remote operations of heavy equipment at landfills Improve safety and efficiency Enhance the available labor pool of employee operators beyond traditional sources; improve job satisfaction • • Remote operation of landfill vehicles Autonomous vehicles • • Long-term focus is on organically developing Protecting inventions and potentially licensing to third-parties as additional revenue stream Outcome While still early, initial results demonstrate increased efficiency and safety, as well as lower costs 90 INVESTOR DAY

VENTURING ("SCOUTING")

Early Insight to Emerging Technology and Innovative Processes Globally

EXTERNAL INSIGHT

~$15M in Capital Commitment in Externally Managed Funds

- Scout globally for potential disruptive technologies, innovative processes and immediately deployable customer solutions

INTERNAL INSIGHT

- Internally review 100+ companies per year with disruptive technologies or innovative processes in the waste and recycling industry

INTERNAL & EXTERNAL INSIGHT

- Early identification of potential breakthrough technologies and processes
- Global ecosystem; comprises entrepreneurs and early-stage companies
- Relationships inform our view on emerging technologies and innovative processes and relevant market applications

OVERVIEW OF INVESTMENT FUNDS

KEY STATS	EnerTech Capital	emerald Technology Ventures	zouk
Fund Size (by commitments)	**$118.5M**	**€71M**	**€218.6M**
# of Investments	**10**	**8**	**6**
Focus Areas	Early to midstage cleantech, oil and gas innovation, utility and water efficiency companies	Early to expansion stage emerging energy, water and industrial technology and process innovation companies	Permitted renewable energy and efficiency projects in Europe

91 INVESTOR DAY

WASTE MANAGEMENT

INCUBATION (“START-UP”) Vertical Start-ups • Universe of opportunity to enter new and closely adjacent lines of business to better serve existing customers with enhanced offerings Rigorous internal process created over the last 18 months; stage/phase gate process managed by Corporate Development and Innovation Group with involvement of WM business owners and internal expertise, as applicable, and oversight by Senior Leadership Team Currently focusing on markets that provide solutions to customer problems and have potential to grow quickly as scaled; e.g., wastewater, biosolid management, and plastics and packaging solutions Execute quickly and fail fast Transition into core business quickly or exit IDEA TO EXECUTION PROCESS – “PHASES & GATES” • • TE 1 GATE 2 GATE 3 GATE 4 GATE 5 • • Worthy of VP Sponsorship Feasibility Assessment Strategic Alignment Economic/Risk Assessment Final Project Approval SLT NOTIFICATION SLT APPROVAL SLT APPROVAL 92 INVESTOR DAY IDEA DEVELOPMENT MARKET SCOPING START-UP ID EXECUTION Ideation GA Filters Market Analysis Detailed Economic & Risk Evaluation Detailed Co. or Team Assessments & Selection (as applicable) Implementation

FINANCIAL OVERVIEW Devina Rankin SVP, Chief Financial Officer

KEY MESSAGES Evolving Finance Organization to be Increasingly Focused on Consistently Robust Cash Generation and Disciplined Execution Have Enabled Outsized Total Shareholder Returns Partnering Business with 94 INVESTOR DAY Balance Sheet Strength and Deliberate Capital Allocation Have Increased ROIC; Successful M&A Track Record Will Continue to Be a Contributor Industry-Leading Organic Revenue Growth Driven by Customer Focus and Disciplined Market Strategy Substantial Margin Expansion and FCF Conversion Achieved through Continuous Improvement Mindset and Efficiency Focus

EVOLVING WM FINANCE TO BE INCREASINGLY FOCUSED ON PARTNERING WITH BUSINESS Enhancing and Leveraging WM’s Finance Talent to Move Beyond Traditional Compliance Focuses • Ensuring our people are at the center of all we do, empowering them to engage beyond standard role definitions Moving beyond data and reporting toward insight Recognizing the value of approaching traditional back-office functions with a commitment to customer service Engaging beyond the function to better understand the business and the macro-environment to ensure our focuses establish more purposeful connection to WM strategic priorities and shareholder objectives Appropriately challenging standard practices to deliver more; knowing when excellence should be the goal • • PEOPLE • • Positioning WM Finance and other corporate support functions to amplify our best-in-class asset network and customer base 95 INVESTOR DAY Increasingly Effective Team Focused on Enhancing Value Creation

CUSTOMER FOCUS AND DISCIPLINED MARKET STRATEGY HAVE PRODUCED INDUSTRY-LEADING ORGANIC REVENUE GROWTH TOTAL REVENUE ($B) Collection & Disposal Yield • Continuing to focus on customer offering; differentiated service, technology to communicate with us through their channel of choice, and improving the quality of our service $14.9 2.4% 2.3% • Customer focus has produced a meaningful reduction in churn, from a high of close to 12% in 2014 to about 8% today 2016 2017 2018 9.1% CAGR Collection & Disposal Volume • Leveraging data and analytics to appropriately price new and existing customers based on cost 3.2% • Proactively working with customers to right-size their service levels and address their needs 2016 2017 2018 The 2017 to 2018 Revenue Comparisons are negatively impacted by the adoption of the revenue recognition standard, ASU 2014-09. 2016 2017 2018 96 INVESTOR DAY 2.7% 1.4% $14.5 $13.6 2.0%

CONTINUOUS IMPROVEMENT MINDSET DRIVES MARGIN EXPANSION AND FCF CONVERSION

ADJ. OPERATING EBITDA MARGIN[1]


28.3%
25.3%
+300 bps
2014
2018

- Disciplined revenue growth, operating efficiency and discretionary cost control have improved operating expenses as a percentage of revenue by over 200 bps
- Incremental margin expansion achieved by optimizing SG&A spending

ADJ. OPERATING EBITDA[1] ($B) % FCF CONVERSION[1]


$4.2
49.4%
$3.5
39.2%
2014
2018

- Strong organic revenue growth and a continuous improvement mindset to managing costs have translated into a 20% increase in Operating EBITDA over the four-year period
- FCF conversion improvement driven by disciplined capital spending, working capital optimization efforts and reduced cost of funds

CASH FROM OPERATIONS ($B) % REVENUE CONVERSION


$3.6
23.9%
$2.3
16.7%
2014
2018

- Converting more of every revenue dollar to Operating EBITDA, reducing interest costs with opportunistic refinancings, increasing our focus on working capital and lower cash taxes have driven a 50% increase in Cash Provided By Operations

1. See the appendix at the end of this presentation for reconciliation of this non-GAAP financial measure.

97 INVESTOR DAY

DELIVERING ON SG&A COST REDUCTION GOALS FROM CONTINUED EFFICIENCY FOCUS SG&A ($B) SG&A % OF REVENUE • Committed to SG&A as a percentage of revenue of ~10% over the long-term 10.6% $1.5 $1.5 • Demonstrated ability to manage discretionary SG&A spending in a changing business environment 9.7% • Purposeful investments in people and technology to position ourselves for continued growth 2014 2018 2014 2018 • Leveraging technology to drive efficiency and reduce costs 98 INVESTOR DAY Discipline Demonstrated in Operating Expense and Capital Management Also Applied to SG&A Our disciplined approach to SG&A has kept spending flat, which will allow us to invest in people and technology in the future

STRONG FINANCIAL POSITION PROVIDES STRATEGIC FLEXIBILITY NET DEBT TO EBITDA1 2.8x • Committed to maintaining investment grade credit rating – – Deep access to capital markets Competitive advantage, particularly with municipal and large M&I customers Strategic flexibility – • ~$2.75B revolver borrowing capacity 2014 2018 1. Measured based on the covenant as defined in the Company’s revolving credit facility filed with the SEC. See appendix for reconciliation of this non-GAAP financial measure. 99 INVESTOR DAY Strong Liquidity, Modest Leverage, a Balanced Debt Maturity Profile and Industry Leadership 2.3x CREDIT RATINGS S&P A-(Stable) Moody’s Baa1 (Stable) Fitch BBB+ (Stable)

THOUGHTFUL, DELIBERATE APPROACH TO CAPITAL ALLOCATION 3-Year History $10.6B Deployed 23% 43% 12% to opportunistic buybacks; in the near-term, WM limiting share Reinvest Dividends M&A Buybacks 100 INVESTOR DAY Robust Cash Generation Translates into Consistent Capital Allocation Reinvest •3-year average Capex of $1.5B, or 10.6% of sales •Recent increase driven by volume growth; long-term target range of between 9.5% and 10.5% Dividends •Target 40% - 50% payout of free cash flow •16 years of consecutive dividend increases M&A •Disciplined approach focused on the traditional solid waste business •$1.3B invested in 86 acquisitions over the past 3 years Buybacks •Current authorization of $1.5B •After reinvestment and M&A, remaining free cash flow is allocated repurchases to bolster liquidity in support of ADS acquisition

LONG-STANDING GROWTH COMMITMENT TO SHAREHOLDER RETURNS, PRIORITIZING DIVIDEND DIVIDEND PER SHARE, PAYOUT RATIO1 HISTORY $2.05 2 $1.54 $1.50 $1.46 $1.42 $1.36 $1.26 $1.16 $1.08 $0.88 $0.80 $0.75 $0.01 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Dividend per Share Payout Ratio 1. Payout ratio consists of full-year dividends paid divided by full-year free cash flow; 2014 payout ratio excludes proceeds from sale of Wheelabrator Technologies Inc. 2. Projected, based upon current dividend rate. All future dividends must be declared by the Board of Directors. 101 INVESTOR DAY BoD Approved Increase in Quarterly Dividend for 16th Consecutive Year, Up 10.2% in 2019 $1.86 $1.64$1.70 38% 42% 43% 48% 55% 52% 79% 53% 50% 47% $0.96 36% 33% 33% 32% 1% 41%

M&A CRITERIA STRATEGIC CRITERIA FINANCIAL CRITERIA  Extension of Asset Network Markets in Key  Positive Operating EBITDA in First Full Year  Cultural Fit – Safety and Customer Focused  Premium to WACC of 200 – 500 bps Adjusted for Risk Profile  Post-Synergy Multiple Below WM’s  High Return Lines of Business Trading Value  Quality Revenue Stream  Operating and Cost Synergies Create Incremental Value 102 INVESTOR DAY

M&A SCORECARD: TRANSACTIONS > $150M IN PURCHASE PRICE  MET  IN-PROGRESS TO MEET 103 INVESTOR DAY M&A FILTERS2015201620182019 Announced & Pending Close 2019 Extension of Asset Network      Cultural Fit      High Return Lines of Business      Quality Revenue Stream      Operating & Cost Synergies    Positive Operating EBITDA in First Full Year      Achieves Expected Return Profile      Multiple Below WM

ADVANCED DISPOSAL SERVICES ACQUISITION Transaction Announced April 15, 2019 EXTENDS OUR INDUSTRY LEADERSHIP1 KEY FACTS BALANCED GEOGRAPHIC AND REVENUE MIX 35% Midwest East South 39% 26% HIGHLY STRATEGIC FINANCIALLY COMPELLING • Complementary assets and customer base • Expected to be immediately accretive to earnings and cash flow • Compelling financial benefits that align with our long-term financial goals, including delivering strong ROIC and growth in EPS, margins and cash flows • Identified $100M in potential annual cost and capital expenditure synergies • Net Debt to EBITDA projected to remain below 3.0x, at 2.9x; long-term commitment to 2.0 – 3.0x target 1. The source of all information in this presentation concerning ADS is ADS’s public filings with the SEC and other publicly available information published by ADS. Waste Management played no part in preparing, and cannot assure you as to the accuracy of, any statements concerning ADS. 2. See the appendix at the end of this presentation for reconciliation of this non-GAAP financial measure. Please note that ADS’s measure “Adjusted EBITDA” is defined and calculated differently than “Operating EBITDA” reported by Waste Management. 104 INVESTOR DAY Shared Commitments to Safety, Customer Service and Operating Excellence EMPLOYEES ~6,000 MUNICIPALITIES >800 CUSTOMERS >3M FY18 REVENUE $1.6B FY18 ADJ. EBITDA $427M2

ADVANCED DISPOSAL TRANSACTION UPDATE 105 INVESTOR DAY Financing Process • Announced successful pricing of $4B aggregate public offering of senior notes on May 14, 2019 • Completed cash tender offer for $257M of high-coupon senior notes • Successful completion of these financing activities combined with WM’s strong liquidity position the company to close Integration Planning • Established a Waste Management integration team to ensure that the time prior to closing is efficiently spent preparing for transaction close and a streamlined integration process Regulatory Update • Initial HSR filing on May 9, 2019 • Working closely with the DOJ • Have received significant inbound interest in any potential assets to be divested • Confident in ability to achieve attractive valuation on any divestitures given level of interest and quality of assets Next Steps / Timing • Advanced Disposal’s definitive proxy filed on May 23, 2019 • Anticipate Advanced Disposal’s shareholder vote on June 28, 2019 • Continue to expect the transaction to close by Q1 2020 • Subject to the satisfaction of customary closing conditions, including regulatory approvals and approval by a majority of the holders of Advanced Disposal’s outstanding common shares

SUCCESSFUL EXECUTION OF WM'S LARGEST BOND DEAL EVER

- ✓ **May 14: WM opportunistically priced $4B in Senior Notes across five tranches to fund the ADS acquisition, as well as for general corporate purposes**
- ✓ **Successfully de-risked the acquisition financing and captured Treasury rates that were near the lows of 2019**
  - Executed at a weighted average coupon of 3.55%
  - Improved weighted average coupon of Senior Notes by 38 bps from 4.32% to 3.94%[1]
  - Extended weighted average maturity by 2.2 years from 9.4 years to 11.6 years[1]
- ✓ **Bond deal was very well received by the market**
  - 4.7x oversubscribed with an orderbook of ~$19B
  - Bonds allocated across ~300 Investors
  - Priced 12.5-20 bps tighter from Initial Price Talk ("IPT")
  - Orderbook dominated by high-quality, buy-and-hold asset managers, insurance companies and pension funds
- ✓ **Concurrent with the new issue, an "any-and-all" tender offer for higher-coupon 2026-2039 notes was executed in order to realize interest expense savings**

	5 YEAR	7 YEAR	10 YEAR	20 YEAR	30 YEAR
Size ($M)	$750	$750	$1,000	$500	$1,000
Treasury Yield	2.20%	2.30%	2.42%	2.86%	2.86%
Credit Spread (bps)	T + 75	T + 90	T + 105	T + 115	T + 130
Bond Coupon	2.95%	3.20%	3.45%	4.00%	4.15%

1. Pro forma weighted average coupon and maturity are inclusive of the $4B Senior Notes issuance and the "any-and-all" tender offer.

106 INVESTOR DAY

CREATING ADDITIONAL VALUE THROUGH OPPORTUNISTIC SHARE REPURCHASE PROGRAM1 SHARE BUYBACK HISTORY ($M) SHARES OUTSTANDING (M) 466 $1,004 456 446 442 432 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 1. In the near-term, WM will limit share repurchases to offset dilution as the company bolsters liquidity to support the ADS acquisition. 107 INVESTOR DAY Long History of Share Repurchase Has Been Accretive: 7% Reduction in Outstanding Shares Since 2014 $725$750 $600$600

ACHIEVING INDUSTRY-LEADING RETURNS RETURN ON INVESTED CAPITAL1,2 RETURN ON ASSETS1 • Disciplined allocation of capital to execute on organic growth is a key contributor to strong return profile 18% 18% 16% 16% 14% 14% 11.7% 12% 12% • Focused on high-quality acquisitions and investments to leverage our best-in-class asset network and expand returns 10% 10% 8% 8% 6% 6% 4% 4% • Continuously improving our return profile and driving toward world class 2% 2% 0% 0% 2016 2018 Diversified Industrial Index 34 2016 2018 Diversified Industrial Index 43 Peers 32 Peers 23 WM WM 1. Source: Third-party data as of April 25, 2019. 2. In the case of WM, see the appendix at the end of this presentation for the reconciliation of this non-GAAP financial measure to the most comparable GAAP measure. 3. Calculated in the same manner as for WM, using as-reported results for Waste Connections & Republic Services. 4. Calculated in the same manner as for WM, using as-reported results for 3M, Honeywell, Illinois Tool Works, United Technologies, Emerson Electric, Ingersoll-Rand, Dover, & Roper Technologies. 108 INVESTOR DAY Returns Driven by Earnings Quality and Disciplined Investment 12.3%12.3% 11.2% 7.5% 7.4% 16.2% 13.5%13.9% 7.3% 10.8% 6.2%

GENERATING LONG-TERM THE HIGHEST TOTAL SHAREHOLDER RETURN IN BOTH THE SHORT-TERM AND 1-YEAR TSR1 5-YEAR TSR1 10.1% Diversified S&P DJIA Diversified S&P DJIA Industrials Index 33 Industrials Index 3 1. FactSet market data as of April 25, 2019. 2. Includes Waste Connections & Republic Services. 3. Includes 3M, Honeywell, Illinois Tool Works, United Technologies, Emerson Electric, Ingersoll-Rand, Dover, & Roper Technologies. 109 INVESTOR DAY Our Deliberate Focus on Increasing Returns has Generated Impressive Shareholder Returns 178.7% 171.4% 84.1% 57.0% 61.7% WM Peers 2 34.8% 30.0% 24.0% 11.2% WM Peers 2

REAFFIRMING 2019 FINANCIAL OUTLOOK

	FY18 RESULTS	2019 GUIDANCE[1]
ADJ. OPERATING EBITDA[2]	$4.216B	$4.40B to $4.45B[3]
ADJ. EPS[2]	$4.20	$4.28 to $4.38[3]
FREE CASH FLOW[2]	$2.084B	$2.025B to $2.075B
DIVIDEND PER SHARE	$1.86	$2.05

Assumptions

- Core price >4.0%
- Revenue growth from yield on collection and disposal business >2.0%
- Revenue growth from volume ~2.0%
- Annual tax rate of 24.0%

Impacts to Guidance Related to Advanced Disposal Acquisition

- Suspension of share repurchase ~($0.06) impact to EPS
- Incremental interest expense from transaction-related financing activities ~($0.03)
- SG&A integration and advisory costs impact are to be determined
- Immaterial impact to FCF due to timing of interest payments

1. Guidance as of May 30, 2019 excluding impacts from Advanced Disposal acquisition. 2. See the appendix at the end of this presentation for reconciliation of this non-GAAP financial measure. 3. Projected 2019 operating EBITDA and EPS are anticipated to exclude the effects of events that are not currently determinable, but may be significant, such as asset impairments and one-time items, charges, gains or losses from divestitures or litigation, or other items. Due to the uncertainty of the likelihood, amount and timing of such items, the Company is unable to provide a quantitative reconciliation of adjusted projected operating EBITDA or EPS to the comparable GAAP measures.

110 INVESTOR DAY

EXPECTED LONG-TERM ANNUAL GROWTH TARGETS THROUGH 2021

2019 – 2021 LONG-TERM GROWTH TARGETS
Excluding Future Acquisitions

Collection and Disposal Revenue Growth	4% – 6%
Adj. Operating EBITDA[1]	5% – 7%
Free Cash Flow[1]	5% – 7%

ASSUMPTIONS

- Revenue growth from yield of ~2%+ and volume of ~2%+
- Tuck-in acquisitions of ~$100M – $200M annually; however, excludes any incremental large scale M&A
- Cost inflation around 3% – 4%, annually

OPPORTUNITY TO BEND OPERATING EBITDA CURVE


200-400 bps
2018
2019
2020
2021
Base Case (5%-7%)
With Upside (7%-9%)

Opportunities for upside

- Leveraging technology to accelerate growth and reduce costs
- Acquisitions above run rate

Culture + Leadership + Strategy + Skills + Capital = Ability to Achieve Our Long-term Targets

111 INVESTOR DAY

1. See the appendix at the end of this presentation for information about our calculation of these non-GAAP measures. Due to the uncertainty of the likelihood, amount and timing of future items that may impact these measures, the Company is unable to provide a quantitative reconciliation of long-term projected adjusted operating EBITDA growth or long-term projected free cash flow growth to the comparable GAAP measures.

CLOSING REMARKS Jim Fish President and Chief Executive Officer

PROVEN BUSINESS MODEL WILL ENABLE STEP-CHANGE STRATEGY EXECUTION FINANCIAL PROFILE CAPITAL ALLOCATION • Recurring revenue and stable cash flow Leveraging scale Margin focus • Industry leading ROIC • Greater discipline in the use of capital Focus on maintaining strategic flexibility • • • • Maintain strong credit profile • Shareholder-friendly returns • Recession resilient PROFITABLE GROWTH OPERATIONAL DISCIPLINE • Customer focus • Use of technology to enable greater efficiency • Technology enabled solutions • • Continuous improvement Focus on talent/people • • Market focus Asset network • Sustained leadership 113 INVESTOR DAY

Q&A SESSION

APPENDIX

RECONCILIATION OF NON-GAAP MEASURES ADJUSTED INCOME FROM OPERATIONS EARNINGS PER SHARE Income from operations (as reported) $2,789 $2,296 $2,299 As Reported $4.45 Primarily tax related adjustments and gains from divestitures $(0.25) (Income)/expense from divestitures, asset impairments and unusual items, net $(55) $108 $(162) Restructuring $2 $2 $81 2019 PROJECTED FREE CASH FLOW RECONCILIATION2 Legal Reserve - - $31 Multiemployer pension withdrawal costs $3 - $3 Net cash provided by operating activities $3,625 $3,725 Capital expenditures (1,650) (1,750) Proceeds from divestitures of businesses and other assets (net of cash divested) 50 100 1. Refer to the tables to the press release filed with our Form 8-K filed on February 14, 2019 for additional information. 2. The reconciliation includes two scenarios that illustrate our projected free cash flow range for 2019. The amounts used in the reconciliation are subject to many variables, some of which are not under our control and, therefore, are not necessarily indicative of actual results. 116 INVESTOR DAY Free cash flow$2,025$2,075 Adjusted income from operations1 $2,739$2,406$2,252 Scenario 1Scenario 2 As Adjusted$4.20 Adjustments 2018 ($M)201820162014

RECONCILIATION OF NON-GAAP MEASURES OPERATING EBITDA FREE CASH FLOW Income from operations $2,789 $2,299 Net cash provided by operations $3,570 $2,331 Depreciation and amortization $1,477 $1,292 Capital expenditures $(1,694) $(1,151) Proceeds from divestitures of businesses (net of cash divested) and other sale of assets Legal reserves $31 $208 $2,253 Multiemployer pension withdrawal costs $3 $3 Less proceeds from divestitures of businesses (net of cash divested) and other sale of assets Restructuring $2 $81 - $(2,253) (Income) expense from divestitures, asset impairments and unusual items, net $(55) $(162) 2014 tax overpayments - $210 Revenue $14,914 $13,996 Operating EBITDA1 $4,216 $3,544 1. See Slide 117 for a reconciliation of this non-GAAP financial measure. 117 INVESTOR DAY Operating EBITDA % of Free Cash Flow49.4%39.2% Adjusted Operating EBITDA Margin28.3%25.3% Adjusted Free Cash Flow$2,084$1,390 Adjusted Operating EBITDA$4,216$3,544 Free Cash Flow$2,084$3,433 ($M, except margins)20182014 ($M, except margins)20182014

RECONCILIATION OF NON-GAAP MEASURES NET DEBT / EBITDA RETURN ON INVESTED CAPITAL Adjusted income from operations3 $2,739 $2,406 $2,252 Balance sheet debt $10.026 $9,435 Less: Provision for income tax $(521) $(850) $(531) Adjustments for accounting for fair value hedges and discounts $52 $(31) Guarantees of indebtedness of others $4 $8 Total debt $9,759 $9,120 $9,957 Stockholders’ equity $6,147 $5,321 $6,018 Operating EBITDA2 $4,216 $3,544 Less: Restructuring cost - $82 RETURN ON ASSETS Less: Net income attributable to noncontrolling interests - $40 Other $92 $(9) Income from operations $2,735 $2,412 1. The Numerator and Denominator used for this calculation are based on defined terms for this covenant within the Company's revolving credit facility. 2. See Slide 117 for a reconciliation of this non-GAAP financial measure. 3. See Slide 116 for a reconciliation of this non-GAAP financial measure. 4. Average of previous two years. 118 INVESTOR DAY Total Assets4$22,240$20,613 Return on Assets12.3%11.7% Denominator - EBITDA1$4,308$3,413 Net Debt / EBITDA1 2.3x2.8x ($M, except margins)20182016 Total Invested Capital4$15,906$14,441$15,975 Return on Invested Capital13.9%10.8%10.8% Numerator1 $10,082$9,413 NOPAT$2,218$1,556$1,721 ($M, except margins)201820162014 ($M)20182014

RECONCILIATION OF NON-GAAP MEASURES ADVANCED DISPOSAL ADJUSTED EBITDA Net income $9.4 Depreciation and amortization $270.5 Interest expense $95.9 Accretion on landfill retirement obligations $17.0 Income tax benefit $4.6 Other $0.5 Stock based compensation $11.2 Landfill remediation expenses and related impacts $23.8 Loss on debt extinguishments and modifications $0.9 Greentree expenses, net of estimated insurance recoveries - Loss (gain) on disposal of assets and asset impairments $(2.5) Other $(4.2) Revenue $1,558.2 119 INVESTOR DAY Adjusted EBITDA Margin27.4% Adjusted EBITDA$427.1 EBITDA$397.9 ($M, except margins)2018

PRESENTER BIOGRAPHIES

JIM FISH | PRESIDENT & CHIEF EXECUTIVE OFFICER Jim Fish is president and chief executive officer for Waste Management. He is also a member of the Board of Directors. Prior to becoming CFO in 2012 and his promotion to president in July 2016, he held several key positions with the Company, including senior vice president for the Company’s Eastern Group, area vice president for Pennsylvania and West Virginia, market area general manager for Massachusetts and Rhode Island, vice president of price management and director of financial planning and analysis. He joined Waste Management in 2001. Before joining Waste Management, Fish held finance and revenue management positions at Westex, a Yellow-Roadway subsidiary; Trans World Airlines; and America West Airlines. He began his professional career at KPMG Peat Marwick. Fish earned a Bachelor of Science in accounting from Arizona State University and an MBA in finance from the University of Chicago. 121 INVESTOR DAY

JOHN MORRIS | EVP & CHIEF OPERATING OFFICER As executive vice president and chief operating officer (COO) for Waste Management, John Morris has responsibility for all field operations which includes oversight of collections, disposal, recycling, and landfills. He is a member of the Company’s senior leadership team and reports to Jim Fish, president and chief executive officer. Morris has held several positions in his 20-plus years with the company including market area general manager of NYC, area vice president of Greater Mid-Atlantic Area, chief strategy officer, and most recently senior vice president, field operations. John is a graduate of Rutgers University. 122 INVESTOR DAY

DEVINA RANKIN | SVP, CHIEF FINANCIAL OPERATOR As the senior vice president and chief financial officer for Waste Management, Devina is responsible for all finance functions for the Company. She also has executive responsibility for the internal audit, investor relations, supply chain functions and business development. She is a member of the Company’s senior leadership team and reports to Waste Management president and chief executive officer, Jim Fish. Rankin joined the company in 2002 and has held several corporate finance positions of increasing responsibility including assistant treasurer and treasurer. Prior to joining Waste Management, Rankin was a member of the assurance practices of Ernst & Young and Arthur Andersen. Rankin has a Bachelor of Business Administration and Master of Science in Accounting from Texas A&M University and is a certified public accountant licensed Texas. in 123 INVESTOR DAY

TAMLA OATES-FORNEY | SVP, CHIEF HUMAN RESOURCES OFFICER As senior vice president and chief human resources officer, Tamla has primary responsibility for the Company’s human resources strategy including HR operations, employee relations, labor relations, HR information systems, compensation, benefits, culture, learning, talent acquisition, leadership and talent development. She is a member of the Company’s senior leadership team and reports to Jim Fish, president and chief executive officer. Prior to joining Waste Management, she served in numerous positions during her 20 year career at General Electric including Human Resources Director for GE Africa, Chief Diversity Officer for GE Appliances and Lighting, and most recently, Vice President of Human Resources for GE Energy Connections. Forney is a graduate of the University of North Carolina at Chapel earned her Bachelor of Science in Business Administration. Hill where she 124 INVESTOR DAY

MIKE WATSON | SVP, CHIEF CUSTOMER OFFICER As senior vice president and chief customer officer (CCO) for Waste Management, Mike Watson leads the customer experience, sales, marketing, revenue management, and sustainability services organizations of the company. Responsible for the Company’s profitable growth strategy across all sales channels, Watson ensures the delivery of exceptional experiences across the customer’s journey. He is a member of the Company’s senior leadership team and reports to Waste Management president and chief executive officer, Jim Fish. Prior to his role as CCO, Watson served as area vice president of the Illinois-Missouri Valley market area encompassing six states across the Midwest. Watson joined the company in 1992 and progressed through various leadership roles across North America including corporate and field-based positions. Watson received an undergraduate degree in Economics from Indiana University an MBA from The University of Chicago – Booth School of Business. and 125 INVESTOR DAY

NIKOLAJ SJOQVIST | SVP, CHIEF DIGITAL OFFICER As senior vice president and chief digital officer for Waste Management, Nikolaj is responsible for all digital and technology functions for the Company. This includes eCommerce and online self-service (wm.com), information technology, and advanced analytics and data management. He is a member of the Company’s senior leadership team and reports to Waste Management president and chief executive officer, Jim Fish. Sjoqvist joined the company in 2012 and was previously vice president of revenue management with responsibility for pricing, disciplined growth planning, marketing and advanced revenue analytics. Prior to joining Waste Management, Sjoqvist was consultant with McKinsey & Company’s marketing & sales practice, and he previously held a number of finance, pricing and technology positions with Hewlett-Packard and Compaq Computer in Europe and North America. a Sjoqvist earned a Bachelors in Business Studies from Oxford Brookes University in the UK, and an MBA from Kellogg School of Management at Northwestern University. 126 INVESTOR DAY

CHUCK BOETTCHER | SVP, CORPORATE DEVELOPMENT AND CHIEF LEGAL OFFICER As senior vice president, corporate development and chief legal officer of Waste Management, Chuck is responsible for all legal, corporate secretary, ethics and compliance, government affairs, security and real estate functions and, as of 2019, corporate development and innovation, as well as oilfield services. He is a member the Company’s senior leadership team and reports to Jim Fish, president and chief executive officer. of Immediately prior to joining Waste Management, he was executive vice president, chief financial officer and general counsel of Dallas-based Oilfield Water Logistics, a produced water gathering, transportation and disposal company backed by private equity sponsor Natural Gas Partners. Prior to that, Boettcher served for eight years as senior vice president, general counsel, chief compliance officer and corporate secretary of Houston-based Eagle Rock Energy Partners and, before that, was a Partner in the Dallas office of Thompson & Knight. Boettcher received a Bachelor of Science in Business Administration from the University of South Dakota and a Juris Doctor from Texas Tech University School of Law. 127 INVESTOR DAY

TARA HEMMER | SVP, OPERATIONS As senior vice president, field operations for Waste Management, Tara has responsibility for all operations in the southern part of North America, including oversight of collection, disposal, recycling and landfills. She is a member of the Company’s senior leadership team, led by Jim Fish, president and chief executive officer. Hemmer joined the company in 1999 and progressed through various leadership roles across North America including vice president of disposal operations, area vice president for the Greater Mid-Atlantic Area, and most recently senior vice president operations, safety and environmental compliance. She serves on the board of Environmental Education and Research Foundation. the Hemmer graduated from Cornell University with a Bachelor Environmental Engineering. of Science in Civil and 128 INVESTOR DAY

STEVE BATCHELOR | SVP, OPERATIONS As senior vice president, field operations for Waste Management, Steve has responsibility for all operations in the northern part of North America, including oversight of collection, disposal, recycling and landfills. He is a member of the Company’s senior leadership team, led by Jim Fish, president and chief executive officer. He started at the company in 1997 and has held multiple field and corporate leadership roles including area vice president of Minnesota-Iowa Area, Illinois-Missouri Valley Area and most recently the vice president of collection and fleet operations.Before joining Waste Management Batchelor held leadership roles at Browning Ferris Industries, Inc. Batchelor has a Bachelor of Science University of Phoenix. degree in business management from the 129 INVESTOR DAY